SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                             ----------------------


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): July 13, 2005




                                   ATMI, INC.
             (Exact name of registrant as specified in its charter)

            Delaware                      1-16239                06-1481060
 (State or other jurisdiction of   (Commission file number)   (I.R.S. employer
  incorporation or organization)                             identification no.)

           7 Commerce Drive
          Danbury, Connecticut                                       06810
 (Address of principal executive offices)                          (Zip code)



       Registrant's telephone number, including area code: (203) 794-1100


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                                   ATMI, INC.
                                    FORM 8-K
                                 CURRENT REPORT

                                TABLE OF CONTENTS

                                                                           Page
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Item 8.01.  Other Events.....................................................3

Item 9.01.  Exhibits.........................................................3

Signature....................................................................4








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Item 8.01.  Other Events

      On July 13, 2005, ATMI, Inc. issued a press release announcing that it purchased a minority interest in Anji Microelectronics, a developer of advanced semiconductor materials with operations in Shanghai, China. A copy of the press release is furnished as Exhibit 99.1 to this report and incorporated herein by reference.

Item 9.01.  Exhibits.

Exhibit No.   Description
-----------   -----------

99.1 Press Release, dated July 13, 2005, entitled "ATMI Invests in Anji Microelectronics - Expands Copper Materials Opportunities."









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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, ATMI, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 14, 2005

                                       ATMI, INC.


                                       By: /s/ Daniel P. Sharkey
                                          ------------------------------------
                                          Name:  Daniel P. Sharkey
                                          Title: Vice President, Treasurer and
                                                 Chief Financial Officer








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